SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 13, 2010

NYTEX ENERGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	53915	84-1080045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12222 Merit Drive, Suite 1850
Dallas, Texas 75251
(Address of principal executive office)

Issuer's telephone number:  972-770-4700

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement.

On October 12, 2010, the Company concluded a $2,150,000 private placement sale and in conjunction therewith entered into a securities purchase agreement, a convertible debenture, a warrant agreement and a registration rights agreement with each of the investors in the offering.  For a description of such private placement sale, please see Items 2.03 and 3.02 of this Current Report on Form 8-K, which disclosures are incorporated herein by reference.

The foregoing description does not purport to be a complete description of the transactions described therein, and is qualified in its entirety by the information set forth in that securities purchase agreement attached hereto as Exhibit 10.3 to this Current Report of Form 8-K and incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.  Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 13, 2010, NYTEX Energy Holdings, Inc. (the “Company”) commenced the private placement sale of units for an aggregate purchase price of $2,150,000 (the “Offering”), with each unit priced at $100,000 (each, a “Unit” and, collectively, the “Units”) and consisting of (i) a 12% Convertible Debenture in the principal amount of $100,000 with a maturity of 180 days from the date of issuance (each, a “Debenture” and collectively the “Debentures”) and (ii) a warrant to purchase 20,000 shares (each, a “Warrant Share” and collectively, the “Warrant Shares”) of the Company’s $.001 par value

Common Stock (“Common Stock”) for $2.00 per share within 3 years.  No commissions were paid in connection with the Offering.

The Company also agreed to file a Registration Statement concerning the shares of Common Stock issuable upon conversion of Debenture and upon exercise of Warrants (“Registrable Shares”) not later than 150 days from August 13, 2010.

Each Debenture is convertible at any time at a conversion price of $1.50 per share of Common Stock, subject to adjustments for stock splits, recapitalizations, stock dividends and subject to anti-dilution as described below. However, the Registrable Shares of Common Stock will not be affected by the 1-2 Reverse Stock Split of the Company’s outstanding Common Stock (the “Reverse Split”) that became effective on November 1, 2010. As such, the Debentures are convertible into an aggregate of 1,433,333 shares of Common Stock.  Additionally the Warrants are exercisable into an aggregate of 430,000 shares of Common Stock.

The Company possesses the right to redeem some or all of the then outstanding Debentures provided that certain conditions are met at the time the Company provides notice of redemption to holders of the Debentures.  The redemption amount for each Debenture is the sum of (i) 100% of the principal amount of each Debenture then outstanding and (ii) accrued but unpaid interest and other amounts due in respect of the Debenture.

The Units were sold to accredited investors only under an exemption from registration requirements provided by Rule 506 of Regulation D under the Securities Act of 1933. The Offering concluded on October 12, 2010.

The foregoing description does not purport to be a complete description of the transactions described therein, and is qualified in its entirety by the information set forth in that 12% convertible debenture and securities purchase agreement attached hereto as Exhibits 10.1 and 10.3, respectively, to this Current Report of Form 8-K and incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

The disclosures under Item 2.03 of this Current Report on Form 8-K relating to the Offering by the Company of the Units are incorporated into this Item 3.02 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

Number                      Description
10.1                      Form of 12% Convertible Debenture

10.2                      Form of Warrant
10.3                      Form of Securities Purchase Agreement
10.4                      Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2010	NYTEX ENERGY HOLDINGS, INC. Michael K. Galvis
Michael K. Galvis, Chief Executive Officer and President